SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 22, 2003
                                                           -------------



                               OUTBACK STEAKHOUSE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware              1-15935              59-3061413
  ---------------       ----------------        -------------
  (State or other       (Commission File        (IRS Employer
  jurisdiction of           Number)          Identification No.)
   incorporation


    2202 North West Shore Boulevard, 5th Floor
               Tampa, Florida                     33607
    -----------------------------------------   ----------
    (Address of principal executive offices)    (Zip Code)



  Registrant's telephone number, including area code: (813) 282-1225
                                                      --------------

                          Not applicable.
      -------------------------------------------------------------
      (Former name or former address, if changed since last report.)

ITEM 9.   REGULATION FD DISCLOSURE.

     The following information is being furnished pursuant to Item 9 - Regulation FD Disclosure and Item 12 - Results of Operations, pursuant to SEC Release No. 33-8216.

     On April 22, 2003, Outback Steakhouse, Inc. issued a press release reporting its financial results for its first quarter of fiscal year 2003, which ended March 31, 2003. A copy of the release is attached as Exhibit 99.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         OUTBACK STEAKHOUSE, INC.
                         (Registrant)



DATED: April 23, 2003.   By:  /s/ Robert S. Merritt
                            -------------------------------------------------
                            Robert S. Merritt
                            Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


          EXHIBIT
          NUMBER  DESCRIPTION

          99.1 Press release dated April 22, 2003.